UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23682

TAX-FREE FIXED INCOME FUND III FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices) (Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: July 1, 2025 – June 30, 2026

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

LETTER TO SHAREHOLDERS

July 31, 2026

Dear Shareholders:

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended June 30, 2026.

The Federal Reserve Board (the “Fed”) lowered interest rates a total of 0.75% during the last three meetings of calendar year 2025. It then left rates unchanged during the first four meetings of calendar 2026. The June 2026 meeting was the first one under new Chairman Kevin Warsh and in his post meeting statement he eliminated all references to forward guidance as had been included in previous statements. The federal funds rate closed the Fund’s fiscal year at 3.50% - 3.75%.

On February 20, 2026, the Supreme Court ruled that the tariffs imposed by the Trump Administration beginning in April 2025 were illegal. The President reacted by imposing new tariffs using different laws. On July 24, 2026, the President announced additional tariffs on more than 80 countries alleging violations of the prohibition of the use of forced labor. These tariffs took effect as the February 2026 tariffs were set to expire.

On February 28, 2026, the United States and Israel launched a military strike against Iran called “Operation Epic Fury”. Iran countered by attacking U.S. targets in neighboring Arab countries and closing the flow of oil through the Strait of Hormuz. The price of oil spiked to above $100 a barrel, and the ten year-note increased from the yield lows that prevailed during February 2026.

The yield curve flattened 0.22% during the Fund’s fiscal year. The yield of the 2-year U.S. treasury note increased 0.45% during the Fund’s fiscal year, closing at 4.17% versus 3.72% at the beginning of fiscal year. The yield of the 10-year U.S. treasury note increased 0.23%, closing the Fund’s fiscal year at 4.46% versus 4.23% at the beginning of the fiscal year.

On April 7, 2026, the U.S. and Iran agreed to a two week cease fire, including the opening of shipping through the Strait of Hormuz. Even though there were allegations by each party of breaches, the cease fire lasted until July 2026. On July 8, 2026, President Trump announced the cease fire was over, and both sides renewed their attacks. Despite this, sporadic negotiations continue. The price of oil has fluctuated widely as it trades on the news of the day. West Texas Intermediate oil contracts traded in a range between $68 to $92, closing at $86.80 on July 31, 2026. There is considerable uncertainty about the ultimate resolution of the conflict and its impact on the economy.

The Fed left the federal funds rate unchanged at its meeting on July 29, 2026, the second one under Chairman Warsh. The decision was not unanimous with three dissenting votes for a 0.25% hike. At the press conference following the meeting, Chairman Warsh reiterated that there would be no forward guidance after any meeting. Interest rates have gone up since the June 2026 meeting, and the yield curve has steepened. The yield of the two-year increased 0.09% while the yield of the ten-year rose 0.26%. The yield of the ten-year closed at 4.72% on July 31, 2026.

Annual Report | June 30, 2026	1

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

Uncertainty over the timing of Fed policy, the revised implementation of tariffs, the shape of the yield curve, and the resolution of the conflict in the Middle East continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Carlos V. Ubiñas

Carlos V. Ubiñas

Fund President and Chairman of the Board of Directors

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended June 30, 2026. The views and opinions in the letter were current as of July 31, 2026. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

2

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended June 30, 2026, as compared to the Bloomberg Municipal Bond Index. Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of June 30, 2026
	1-Year	Since Inception
Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. - NAV	8.88%	2.02%

Bloomberg Municipal Bond Index	7.03%	1.09%

3

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

Growth of an assumed $10,000 investment as of June 30, 2026*

*	While the Fund commenced operations on August 27, 2004, it did not register with the SEC under the 1940 Act until May 14, 2021.

The following table provides summary data on the Fund’s dividends based on NAV and market price as of June 30, 2026:

Dividend yield based on NAV	4.18%

Dividend yield based on market value	6.41%

NAV as of June 30, 2026	$2.39

Market Price as of June 30, 2026	$1.56

Premium (discount) to NAV	(34.7%	)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the fiscal year. All of the Fund’s dividend distribution of $2,877,158 consisted of net investment income for the fiscal year. The basis of the distributions is the Fund’s net investment income for tax purposes.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity. The Mortgage-Backed Securities (“MBS”) held by the Fund are subject to prepayments on the underlying mortgages.

4

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

The table below reflects the breakdown of the Fund’s investment portfolio as of June 30, 2026. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation (% of Total Portfolio)
Government Bonds	41.3%

Municipal Bonds	40.8%

Preferred Stocks	17.4%

Mortgage-backed Securities	0.5%

The largest Puerto Rico municipal bond holdings in the portfolio, representing 40.0%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $552.9 million for fiscal year 2026, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds increased during the year. Transfers to the bonds’ trustee for the redemption of the bonds for fiscal 2026 commenced on July 1, 2025. On October 21, 2025, COFINA announced that 100% of the required Puerto Rico sales and use tax (“IVU”) collections had been transferred to the bond trustee.

The Fund owns bonds issued by the Puerto Rico Electric Power Authority (“PREPA”) representing approximately 0.73% of the portfolio. During June 2023, the judge of the United States District Court for the District of Puerto Rico (the “District Court”) overseeing the PREPA Plan of Adjustment ruled against the bondholders’ claims of their security interest in future PREPA’s revenues. However, the First Circuit Court of Appeals ruled on June 12, 2024, that bondholders do have a claim against net revenues. Bond prices increased after this ruling and closed the year higher than last year. The District Court has mandated mediation between the fiscal board and bondholders to negotiate a new plan. As of June 30, 2026, there has been no agreement between the parties. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

The Fund owns 800,000, $25 par value preferred shares of Universal Group, Inc., the largest casualty insurer in Puerto Rico, representing 17.37% of the portfolio. The Fund has held these shares since they were issued in 2004. The valuation of the shares decreased during the fiscal year.

The Fund owns MBS comprised of mortgages in Puerto Rico and guaranteed by GNMA representing 0.53% of the portfolio. The balance of mortgages decreased during the fiscal year from repayments. The valuation of the MBS decreased during the year.

The Fund’s U.S. holdings are comprised of U.S. agencies representing 41.3% of the portfolio. The valuation of the U.S. agencies increased during the year.

The Fund’s NAV increased $0.10 during the year from $2.29 at the beginning of the year to $2.39 at year-end. As discussed above, there was an increase in the valuation of the Fund’s portfolio. At fiscal year-end the Fund’s indicated market value was a 34.7% discount to its NAV, a decrease from the discount of 47.6% at fiscal year 2025.

5

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of year-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

US Government and Agency Obligations	41.3%

Municipal Bonds	40.8%

Preferred Stocks	17.4%

GNMA Bonds	0.5%

Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	58.7%

United States	41.3%

Total	100.0%

The following table shows the ratings of the Fund’s portfolio of securities as of June 30, 2026. The ratings used are the highest rating given by one of the three nationally recognized securities rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)

AA	41.9%

Below BBB	18.1%

Not Rated	40.0%

Total	100.0%

The “Not-Rated” category is comprised of restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination by the COFINA Board of Directors on the appropriate timing to apply for such rating. As of June 30, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

6

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue tax-exempt secured obligations (“TSOs”) in the Puerto Rico market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

7

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Portfolio Update

June 30, 2026 (Unaudited)

As of June 30, 2026, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	8,325,000

Leverage Ratio[1]	10.73%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year. Fund leverage decreased by $16,375,000 during the year ended June 30, 2026.

[1]

Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

8

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Schedule of Investments

June 30, 2026

Principal Amount/ Description		Rate	Maturity	Fair Value
Government Bonds (45.77%)
US Government and Agency Obligations (45.77%)
$ 2,000,000	Federal Farm Credit Banks Funding Corp.	2.950%	12/28/37	$ 1,691,004
1,000,000	Federal Farm Credit Banks Funding Corp.(a)	4.850%	04/28/42	970,918
8,000,000	Federal Farm Credit Banks Funding Corp.(a),(b)	5.480%	06/27/42	7,848,262
20,000,000	Federal Home Loan Banks(a)	2.070%	06/29/40	14,237,776
5,000,000	Federal Home Loan Banks(a)	2.200%	06/30/45	3,068,749
2,000,000	Federal Home Loan Banks(a),(b)	5.110%	08/15/42	1,966,239
700,000	Federal Home Loan Banks(a)	5.200%	09/28/37	694,637
1,000,000	Federal Home Loan Banks(a)	5.500%	10/07/44	992,262

				31,469,847

Total Government Bonds (Cost $39,700,000)				31,469,847

Mortgage-Backed Securities (0.59%)
GNMA Bonds (0.59%)(c)
94,105	Government National Mortgage Association Pool 608658	6.000%	08/15/34	95,096
87,379	Government National Mortgage Association Pool 608684	6.000%	09/15/34	91,259
16,985	Government National Mortgage Association Pool 608685	6.000%	09/15/34	17,402
46,504	Government National Mortgage Association Pool 631029	6.000%	09/15/34	46,965
44,947	Government National Mortgage Association Pool 631033	6.000%	10/15/34	45,391
49,625	Government National Mortgage Association Pool 608726	6.000%	11/15/34	51,829
9,885	Government National Mortgage Association Pool 608727	6.000%	11/15/34	10,048
48,893	Government National Mortgage Association Pool 631036	6.000%	12/15/34	49,355

				407,345

Total Mortgage-Backed Securities (Cost $398,324)				407,345

Municipal Bonds (45.16%)
Puerto Rico (45.16%)
225,000	Puerto Rico Electric Power Authority, Series TT, Revenue Bonds(a),(d),(e)	5.000%	07/01/18	172,125
500,000	Puerto Rico Electric Power Authority, Build America Bonds Series YY, Revenue Bonds(a),(d),(e)	6.125%	07/01/40	382,500

See Notes to Financial Statements.
9

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Schedule of Investments

June 30, 2026

Principal Amount/ Description		Rate	Maturity	Fair Value
$ 9,954,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(d),(f)	0.000%	07/01/46	$ 3,702,525
9,638,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(d),(f)	0.000%	07/01/51	2,618,422
4,804,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(d)	4.329%	07/01/40	4,804,751
935,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(d)	4.500%	07/01/34	935,102
144,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(d)	4.536%	07/01/53	137,124
474,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(d)	4.550%	07/01/40	475,520
3,467,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(d)	4.750%	07/01/53	3,422,694
3,917,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(d)	4.784%	07/01/58	3,831,442
10,587,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(d)	5.000%	07/01/58	10,569,822

				31,052,027

Total Municipal Bonds (Cost $30,703,052)				31,052,027

Preferred Stocks (19.24%)
800,000	Universal Group, Inc.(a),(g),(h)	7.150%	07/29/26	13,232,800

Total Preferred Stocks (Cost $11,800,000)				13,232,800

 See Notes to Financial Statements.

10

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Schedule of Investments

June 30, 2026

Principal Amount/ Description	Fair Value

Total Investments (110.76%) (Cost $82,601,376)	$76,162,019

Liabilities in Excess of Other Assets (-10.76%)	(7,398,884)
NET ASSETS (100.00%)	$ 68,763,135

(a)	Security may be called before its maturity date.
(b)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(c)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(e)	These bonds defaulted on their interest payments and/or principal and are not accruing interest income. However, they are still trading in the open market.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Perpetual investment. Date shown reflects the next call date.
(h)

This security is a private placement and is valued by the Valuation Committee. Significant unobservable inputs were used in the valuation of this security, and it is classified as Level 3 securities under the fair value hierarchy. See Note 2 for further information.

Counterparty	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Collateral at Fair Value	Value
South Street(a)	Federal Farm Credit Banks Funding Corp. 5.480% due 6/27/2042; Federal Home Loan Securities Banks 5.110% due 8/15/2042	3.8%	6/23/2026	7/7/2026	$7,911,674	$8,246,426	$7,900,000
South Street(a)	South Street Federal Home Loan Banks Securities 5.110% due 8/15/2042	3.8%	6/23/2026	7/1/2026	$425,359	$452,235	$425,000

							$8,325,000

(a)  Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

See Notes to Financial Statements.
11

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement of Assets and Liabilities

June 30, 2026

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $8,865,000)	$8,698,661
Other securities, at fair value (cost $73,736,376)	67,463,358

$76,162,019

Cash and cash equivalents	647,320
Interest receivable	659,073
Prepaid and other assets	106,668
Total Assets	$77,575,080

LIABILITIES:
Reverse repurchase agreements (cost $8,325,000)	$8,332,030
Dividends payable	239,743
Payable to investment adviser	31,197
Payable to fund accounting and administration	12,076
Payable to transfer agency	1,872
Payable for compliance fees	347
Payable to directors	7,500
Payable for custodian fees	387
Payable for professional fees	96,418
Payable for legal fees	33,475
Other payables	56,900
Total Liabilities	$8,811,945
Net Assets	$68,763,135

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 88,000,000 shares authorized 28,780,662 issued and outstanding	$438,204,150
Accumulated deficit	(369,441,015)
Net Assets	$68,763,135

PRICING OF SHARES:
Net Assets	$68,763,135
Shares of common stock outstanding (88,000,000 of shares authorized, at $0.01 par value per share)	28,780,662
Net asset value per share	$2.39

 See Notes to Financial Statements.

12

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement of Operations

For the year ended June 30, 2026

INVESTMENT INCOME:
Interest	$3,258,664
Dividends	1,430,000
Other Income	25,099
Total Investment Income	4,713,763

EXPENSES:
Investment adviser fees	637,637
Accounting and administration fees	122,324
Transfer agent expenses	12,797
Interest expense	746,184
Professional fees	98,109
Legal expenses	228,324
Custodian fees	14,137
Director expenses	30,508
Pricing fees	9,794
Printing expenses	39,900
Insurance fees	41,625
Other expenses	22,251
Total expenses before waiver	2,003,590
Less fees voluntarily waived by investment advisory, administration, custody, and transfer agency	(462,157)
Total Expenses	1,541,433
Net Investment Income	3,172,330

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	968
Net realized gain/(loss)	968
Net change in unrealized appreciation/(depreciation) on:
Investments	2,573,666
Net change in unrealized appreciation/(depreciation)	2,573,666
Net Realized and Unrealized Gain/(Loss) on Investments	2,574,634
Net Increase/(Decrease) in Net Assets from Operations	$5,746,964

See Notes to Financial Statements.
13

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statements of Changes in Net Assets

	For the Year Ended June 30,
	2026	2025
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,172,330	$3,123,212
Net realized gain/(loss)	968	53
Net change in unrealized appreciation/(depreciation)	2,573,666	(1,641,145)
Net increase/(decrease) in net assets resulting from operations	5,746,964	1,482,120

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and/or capital gains	(2,877,158)	(2,720,023)
Net increase/(decrease) in net assets from dividends	(2,877,158)	(2,720,023)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	37,710	34,568
Net increase/(decrease) in net assets from capital share transactions	37,710	34,568

Net increase/(decrease) in net assets	2,907,516	(1,203,335)

NET ASSETS:
Beginning of year	65,855,619	67,058,954
End of year	$68,763,135	$65,855,619

 See Notes to Financial Statements.

14

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement of Cash Flows

For the year ended June 30, 2026

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$5,746,964
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of short-term investment securities	(7,490,066)
Proceeds from short-term maturities of portfolio securities	7,496,000
Proceeds from long-term maturities, calls and paydowns of portfolio securities	15,748,913
Amortization of premium and accretion of discount on investments, net	(313,354)
Net realized (gain)/loss on:
Investments	(968)
Net change in unrealized (appreciation)/depreciation on:
Investments	(2,573,666)
(Increase)/Decrease in assets:
Interest receivable	142,070
Dividend receivable	$119,167
Prepaid and other assets	126,985
Increase/(Decrease) in liabilities:
Interest payable	(36,675)
Payable to adviser	12,503
Payable to fund accounting and administration fees	4,461
Payable to transfer agency	730
Payable to directors	(4,500)
Payable for compliance fees	347
Payable for custodian fees	(2,113)
Payable for professional fees	9,249
Payable for legal fees	14,775
Other payables	(74,394)
Net cash provided by/(used in) operating activities	$18,926,428

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$238,700,000
Securities sold under reverse repurchase agreements	(255,075,000)
Cash distributions paid to common shareholders - net of distributions reinvested	(2,839,410)
Net cash provided by/(used in) financing activities	$(19,214,410)

Net decrease in cash and cash equivalents	$(287,982)
Cash and cash equivalents, beginning of year	$935,302
Cash and cash equivalents, end of year	$647,320

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$782,859

NON-CASH ACTIVITIES:
Reinvestment of dividends	$37,710

See Notes to Financial Statements.
15

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Financial Highlights

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value - beginning of year	$2.29	$2.33	$2.28	$2.30	$2.60
Income/(loss) from investment operations:
Net investment income(a)	0.11	0.11	0.11	0.13	0.08
Net realized and unrealized gain/(loss)(a)	0.09	(0.06)	0.03	(0.08)	(0.32)
Total income/(loss) from investment operations	0.20	0.05	0.14	0.05	(0.24)
Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.07)	(0.06)
Net increase/(decrease) in net asset value	0.10	(0.04)	0.05	(0.02)	(0.30)
Net asset value - end of year	$2.39	$2.29	$2.33	$2.28	$2.30
Market value per share - end of year(b)	$1.56	$1.20	$1.09	$0.78	$0.89

Total Return - Net Asset Value(c)	8.88%	2.30%	6.12%	2.39%	(9.33%)
Supplemental Data:
Net assets, end of year (in thousands)	$68,763	$65,856	$67,059	$65,605	$66,176
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	2.96%	3.78%	3.75%	2.89%	2.25%
Ratio of net expenses to average net assets(e),(f)	2.28%	3.06%	3.05%	2.23%	1.64%
Ratio of gross operating expenses to average net assets(g)	1.86%	2.13%	2.20%	2.08%	2.22%
Interest and leverage related expenses to average net assets	1.10%	1.65%	1.55%	0.81%	0.03%
Ratio of net investment income to average net assets(f)	4.68%	4.61%	4.66%	6.04%	3.12%
Portfolio turnover rate	0.00%	16.98%	0.06%	2.73%	0.05%

(a)	Calculated using the average outstanding common shares.
(b)

End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.

 See Notes to Financial Statements.

16

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Financial Highlights

(d)	Calculated using the average net assets.
(e)	Expenses include both operating and interest and leverage related expenses.
(f)

The effect of the expenses waived for the fiscal years ended June 30, 2026, 2025, 2024, 2023, and 2022 was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.68%, 0.72%, 0.70%, 0.66% and 0.61%, respectively.

(g)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
17

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on August 13, 2004, and commenced operations on August 27, 2004. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser. Effective May 11, 2026, State Street Bank and Trust Company serves as the Fund’s Administrator (the “Administrator”). Prior thereto, UBSTC served as the Fund’s Administrator.

The Fund’s investment objective is to provide investors in its Common Stock with current income, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2026, cash and cash equivalents consisted of a time deposit open account amounting to $647,320 with State Street Bank and Trust Company.

(b)

Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of Investment Adviser (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in

18

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

the governing documents and related policies and procedures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

(c)

Use of Estimates in Financial Statements Preparation – The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(d)

Net Asset Value Per Share – The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

(e)

Taxation – As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain Fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the

19

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended June 30, 2026, the Fund did not incur any interest or penalties.

(f)

Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(g)

Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at

20

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

times pay out such accumulated undistributed income earned in other periods in order for the Fund to have a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(h)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(i)

Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes may be issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by State Street Bank and Trust Co. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding as of June 30, 2026.

(j)

Operating Segments – An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief

21

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(k)

Other – Security transactions are accounted for on trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

(l)

Preferred shares – Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended June 30, 2026, no preferred shares were issued or outstanding.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would

22

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Advisor has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV

23

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2 securities under the fair value hierarchy.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2 securities under the fair value hierarchy.

Puerto Rico Preferred Stock: Non-convertible preferred stock is valued by the Investment Adviser taking into consideration the present value of all the future expected dividend payments. Additional factors are also taken into consideration by the Investment Adviser, including the credit rating of the issuer, the issuer’s financial situation, trade data, the economic terms, and the liquidity of the preferred stock as compared to other issues, among other factors. Issues with less liquidity are classified as Level 3 securities under the fair value hierarchy.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2 securities under the fair value hierarchy.

24

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$31,469,847	$–	$31,469,847
Mortgage-Backed Securities	–	407,345	–	407,345
Municipal Bonds	–	31,052,027	–	31,052,027
Preferred Stocks	–	–	13,232,800	13,232,800
Total	$–	$62,929,219	$13,232,800	$76,162,019

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2026:

Asset Type
Balance as of July 1, 2025	$13,573,600
Accrued discount/premium	–
Realized gain/(loss)	–
Change in unrealized appreciation/(depreciation)	(340,800)
Purchases	–
Sales proceeds	–
Balance as of June 30, 2026	$13,232,800

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 under the fair value hierarchy investments held at June 30, 2026 amounted to ($340,800).

The table below provides additional information about the Level 3 fair value measurements as of June 30, 2026:

Investment Security	Fair Value	Valuation Technique	Unobservable Input(s)	Value
Universal Group, Inc.	$13,232,800	Discounted Cash Flow	Discounted Yield 10.81%	$16.54

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

There were no transfers into or out of Level 3 securities under the fair value hierarchy during the fiscal year ended June 30, 2026.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value.

25

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee is calculated at an annual gross rate of 0.75% of the Fund’s average weekly gross assets, including assets purchased with the proceeds of leverage. For the year ended June 30, 2026, the gross investment advisory fees amounted to $637,637. Total voluntarily waived fees amounted to $425,092 for a net fee of $212,545 of which $31,197 remains payable at year-end. There will be no recoupment of these voluntarily waived fees.

UBSTC also provided administrative, custody, and transfer agency services pursuant to (i) Administration, (ii) Custody, and (iii) Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC had engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provided facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and the Transfer Agency, Registrar, and Shareholder Servicing Agreement fees did not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees were solely sub-custodian costs and out-of-pocket expense reimbursements.

UBSTC ceased to provide administrative and custody services to the Fund on May 8, 2026. Effective May 11, 2026, State Street Bank and Trust Company became the Funds administrator and custodian, providing various custody, administration, fund accounting and investor account services.

For the period from July 1, 2025, through May 8, 2026, administrative fees amounted to $111,197. UBSTC voluntarily waived fees in the amount of $37,065, for a net fee of $74,132. From May 11, 2026, to June 30, 2026, the administration fees amounted to $11,127. The administrative fees payable amounted to $12,076 as of June 30, 2026.

For the period from July 1, 2025, through May 8, 2026, custody service fees amounted to $12,823. From May 11, 2026, to June 30, 2026, the custody service fees amounted to $1,314. The custody service fees payable amounted to $387 as of June 30, 2026.

For the fiscal year ended June 30, 2026, transfer agency fees amounted to $12,797, of which $1,872 remains payable as of June 30, 2026.

Certain Fund officers are also officers of the Investment Adviser and/or its affiliates. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each quarterly Audit Committee meeting. For the fiscal year ended June 30, 2026, the independent directors of the Fund were paid an aggregate compensation of $30,508. The Directors fees payable amounted to $7,500 as of June 30, 2026.

26

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended June 30, 2026, and June 30, 2025, were as follows:

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025
Common shares outstanding - beginning of year	28,764,591	28,749,947
Common shares issued as reinvestment of dividends	16,071	14,644
Common shares outstanding - end of year	28,780,662	28,764,591

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended June 30, 2026, was $7,490,066, which were related to short-term securities.

Proceeds from maturities, calls, and paydowns of portfolio securities amounted to $23,244,913, of which $7,496,000 were related to short-term securities.

There were no affiliated transactions for the fiscal year ended June 30, 2026.

Puerto Rico Restructuring Plan Developments: After the Commonwealth Plan of Adjustment went into effect, the Commonwealth of Puerto Rico rejected the PREPA Plan of Adjustment that had been negotiated with PREPA bondholders. The District Court has mandated mediation between the parties to try to negotiate a new plan. On September 16, 2022, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) announced an impasse in the mediation and filed a schedule for the resumption of litigation. Bondholders filed for the appointment of a receiver to run the PREPA Plan of Adjustment while the litigation is resolved. On September 28, 2022, the District Court rejected both the appointment of the receiver and the resumption of litigation. It ordered the Oversight Board to file a new re-structuring plan by December 1, 2022, and the parties to continue mediation. The Oversight Board submitted a new plan in December 2022. The Oversight Board received objections to the adequacy of the disclosure statement and on February 9, 2023, filed the First Amended Title III Plan of Adjustment for PREPA and its disclosure statement. Some parties filed objections to the amended disclosure statement. A Second Amended Plan was submitted on February 26, 2023, and a Third Amended Plan was submitted on May 11, 2023. On June 28, 2023, the District Court set interim litigation deadlines concerning the Third Amended Plan for June and July 2023, with an order to file a joint status report on July 19, 2023, with a proposed litigation schedule for confirmation proceedings. On September 15, 2023, a Modified Third Amended Plan was submitted, which was modified five times. A Fourth Amended Plan was filed on December 29, 2023, which was modified on February 20, 2024. Hearings for confirmation of the Plan of Adjustment were held for eleven days, starting on March 4, 2024, and ending March 18, 2024.

27

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

As to the security interest of PREPA bondholders, the District Court entered an opinion on March 22, 2023, in an adversary proceeding filed by bondholders for declaratory judgment, stating that the $8.4 billion in PREPA bonds was fully secured by the utility’s 1974 trust agreement. The District Court held that the trust agreement granted the bondholders security interests only in monies actually deposited in the Sinking Fund, Self-insurance Fund, Capital Improvement Fund, Reserve Maintenance Fund, and Construction Fund, as defined in the trust agreement. However, the bondholders have only an unsecured claim over future net revenues that would have been deposited in specific funds over the remainder of the terms of the bonds, to be liquidated now under the Fourth Amended Plan. The bondholders filed an appeal with the United States Court of Appeals for the First Circuit. In an Opinion entered on June 12, 2024, the First Circuit ruled the bondholders’ claims are non-recourse and limited to payment from collateral, namely net revenues. The First Circuit left to the District Court how that ruling impacts the confirmation of the Plan of Adjustment. PREPA does not generate any net revenues unless and until electricity rates are increased. Under bankruptcy law, the court must determine the value of the bondholders’ collateral on the confirmation date, which is prior to any rate increase. Therefore, the implications of the First Circuit decision and the value of the bondholders’ collateral will depend on careful consideration and additional determinations by the District Court. On July 11, 2024, the District Court stayed all litigation regarding PREPA for at least 60 days (the “Litigation Stay”). The Litigation Stay prohibits, among other things, the filing of a new plan or plan amendments. Parties were ordered to meet with the mediation team. The mediation team requested an extension of the stay and on October 7, 2024, the Court extended the stay through November 13, 2024, and parties were ordered to continue mediation discussions. The Litigation Stay and the mediation termination date was extended through January 31, 2025, by order entered on October 30, 2024. On January 28, 2025, the Mediation Team filed a report, stating that, although it had expressed skepticism as to whether a consensual resolution of PREPA’s Title III case is possible, it was now hopeful that progress is still possible and requested a 45-day extension of the Litigation Stay until March 17, 2025. On January 29, 2025, the Court entered an Order extending the Litigation Stay until March 24, 2025.

On February 24, 2025, the PREPA Bondholders filed a motion requesting the relief of stay, arguing that they had offered an affordable settlement for PREPA and the Oversight Board had rejected in bad faith. On March 7, 2025, the PREPA Bondholders filed a motion for administrative expenses, alleging they are entitled to an administrative expense claim for PREPA’s depletion of the Bondholders’ collateral. On March 30, 2025, the Court entered an Order to extend the stay sine die (for an indefinite period of time) except for (i) permitting the Oversight Board to file an amended proposed plan of adjustment and to permit litigation as to the PREPA Bondholders’ administrative expense claim. On March 28, 2025, the Oversight Board filed Fifth Amended Title III plan of adjustment for PREPA, with its Disclosure Statement. The Bondholders’ motion for the administrative expense claim was referred to the Magistrate Judge for pretrial management. Parties have been conducting discovery in relation to the Bondholders motion and an oral argument was scheduled for July 23, 2025.

On July 22, 2025, the Court entered a Memorandum and Order on a motion filed by the Oversight Board, requesting an order to enforce the Modified Eighth Amended Title III Joint Plan of Adjustment of the Commonwealth of Puerto Rico by determining that the proof of claim filed by the US Bank National Association, as the PREPA Bonds’ Trustee, is a subordinated claim and, thus, not entitled to receive any treatment and distribution. The motion had been opposed by all

28

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

bondholders. The proof of claim was filed to assert claims for breaches of the Trustee and the PREPA Bondholders’ right to enforce certain statutory rights and remedies expressly granted to the Trustee and the PREPA Bondholders by the Commonwealth to induce investment in and to secure repayment of the Revenue Bonds, and for the collection of amounts owed by the Commonwealth to PREPA for electricity. The Court granted the Oversight Board’s motion, determining that the PREPA Bond’s Trustee proof of claim is a subordinated claim and, under the terms of the Commonwealth Plan, no party is entitled to receive any treatment or distribution on account of the PREPA Bonds Trustee proof of claim.

The oral argument on the Bondholder’s motion for the administrative expense claim was held on July 23, 2025, as scheduled. Arguments were heard and the matter was taken under advisement. Parties were to exchange position papers on August 18, 2025, and on August 25, 2025, parties were to file a joint status report. However, on August 8, 2025, because 5 members of the Oversight Board were terminated by President Trump, the Court entered an Order on August 8, 2025 suspending the deadlines set at the July 23, 2025, hearing and ordered the Oversight Board to file a report on August 25, 2025, concerning the status of its membership and what effect, if any, the recent events will have on its participation in matters pending before the Court. On August 22, 2025, all Bondholders groups filed a Notice of Appeal to the US Court of Appeals for the First Circuit, to review the July 22, 2025, Memorandum and Order. The Oversight Board filed its report on August 25, 2025, informing that only one member of the Oversight Board remained appointed and, under PROMESA, as currently constituted, the Oversight Board had the ability and authority to proceed with the Administrative Expense Claim litigation as well as all pending matters in the Title III cases, their adversary proceedings, and contested matters. However, the Oversight Board deferred to the Court’s preference whether the Administrative Expense Claim discovery and any necessary hearings should be stayed. The Oversight Board stated that its preference, as then constituted, was to pause discovery and any hearing until new members were appointed.

On September 18, 2025, three of the Oversight Board members terminated by President Trump filed a complaint in the United States District Court (the “Board Plaintiffs”), seeking, among other things, a declaration that (i) the termination of the Board Plaintiffs was invalid and unlawful; and (ii) the Board Plaintiffs are members of the Oversight Board. On September 22, 2025, the Board Plaintiffs filed a motion for a preliminary injunction seeking to enjoin the defendants from removing the Board Plaintiffs from their positions and of denying or obstructing them access to any of the rights, responsibilities, benefits or resources of their office, replacing them in the Oversight Board, pending the resolution of this litigation. On October 3, 2025, the Court issued an opinion and order granting the motion, providing that the Board Plaintiffs were still members of the Oversight Board. The Oversight Board currently consists of four voting members. The Oversight Board did not request a continuance of the stay, but stated that, should the Court deem it appropriate, it does not object to continuing the stay. All parties were ordered to meet and confer regarding the discovery schedule and the scope of the discovery.

On March 16, 2026, the Court entered an Opinion and Order, denying the Bondholders’ motion for Administrative Expense Claim, because they failed to show they had an allowable administrative expense claim. The First Circuit Court of Appeals had determined that the Bondholders hold a lien on PREPA’s “Net Revenues”, so the parties should determine the value of the Bondholders’ collateral and thus the amount of their allowed secured claim. All parties filed a Notice of Appeal.

29

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

On April 13, 2026, the Court entered an order lifting the Litigation Stay to the extent necessary to enable discovery and litigation to determine the value of the Bondholders’ claim. The parties have proposed a discovery schedule to proceed with litigation as ordered, including the Bondholders’ counterclaim seeking a judicial determination of how PREPA’s revenues and expenses should be categorized and calculated under the Trust Agreement (the “Accounting Counterclaim”). Discovery is still going on. Bondholders have also renewed their motions to lift the Litigation Stay (the “Lift Stay Motions”) to obtain appointment of a receiver, arguing that, absent a receiver, their collateral rights will be irreparably impaired. Bondholders allege that PREPA has been consuming the Bondholders’ collateral without their consent and without formal adequate protection. On May 26, 2026, the Court entered an Order denying the Bondholders’ motions and determined that prosecution of the Accounting Counterclaim will allow the Bondholders to get information concerning the existence and availability of Net Revenues, which is pertinent both to the resolution of the Accounting Counterclaim and to the resolution of the Lift Stay Motions and plan confirmation proceedings, including a determination regarding whether the Bondholders are adequately protected. Bondholders filed Notices of Appeal on June 4, 2026.

The Fifth Amended Plan filed by the Oversight Board on March 28, 2025, remains PREPA’s operative proposed plan of adjustment. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $8,698,661 at June 30, 2026, and related information is as follows:

Weighted average interest rate at end of the year	3.80%
Maximum aggregate balance outstanding at any time during the year	$24,700,000
Average balance outstanding during the year	$17,366,558
Average interest rate during the year	4.24%

At June 30, 2026, the interest rate on reverse repurchase agreements was 3.80% with a maturity date up to July 7, 2026.

At June 30, 2026, investment securities with fair values amounting to $8,698,661 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge

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Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $7,030 at June 30, 2026.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the fiscal year ended June 30, 2026, amounted to $238,700,000.

The following table presents the Fund’s reverse repurchase agreements by counterparty and the related collateral pledged by the Fund at June 30, 2026:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due to Counterparty (not less than zero)
South Street Securities	$8,325,000	$–	$8,325,000	$–

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

NOTE 7. SHORT-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which includes $8,325,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the fair value hierarchy.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At June 30, 2026, the Fund had investments with an aggregate market value of approximately $44,284,827 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $31,052,027 are revenue bonds not guaranteed by the Puerto Rico government.

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Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

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Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$82,601,376
Gross appreciation	2,023,280
Gross depreciation	(8,462,637)
Net appreciation/(depreciation)	$(6,439,357)

For the fiscal year ended June 30, 2026, the Fund distributed $2,877,158 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at June 30, 2026, were as follows:

Undistributed net investment income, beginning of the year	$5,022,077
Distributable net investment income for the year	3,172,330
Dividends	(2,877,158)
Undistributed net investment income, end of the year	$5,317,249

For the fiscal year ended June 30, 2025, the Fund distributed $2,720,023 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at June 30, 2025, were as follows:

Undistributed net investment income, beginning of the year	$4,618,888
Distributable net investment income for the year	3,123,212
Dividends	(2,720,023)
Undistributed net investment income, end of the year	$5,022,077

The undistributed net investment income and components of total distributable earnings (accumulated deficit) on a tax basis at June 30, 2026, were as follows:

Undistributed net investment income for tax purposes at the end of the year	$5,317,249
Accumulated net realized loss from investment	(368,318,907)
Unrealized net appreciation (depreciation) from investment	(6,439,357)
Total accumulated deficit	$(369,441,015)

33

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

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Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond the site of the natural disaster or epidemic/ pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the

35

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities.

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Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments. There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the

37

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

NOTE 13. COMMITMENTS AND CONTINGENCIES

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such

38

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Notes to Financial Statements

June 30, 2026

matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

Other Income included $25,099, which is related to an insurance claim reimbursement of legal expenses incurred in the Fund’s litigation in the United States District Court for the District of Puerto Rico (Case No. 22-1101) against Ocean Capital LLC and certain activist shareholders for violations of the U.S. federal securities laws.

NOTE 14. SUBSEQUENT EVENTS

Events and transactions from July 1, 2026, through August 28, 2026 (the date the financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

On July 31, 2026, the Board of Directors declared an ordinary net investment income dividend of $0.00833, per common share, totaling $239,753, which was paid on August 10, 2026, to common shareholders of record as of July 31, 2026.

39

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Report of Independent Registered Public Accounting Firm

June 30, 2026

To the Shareholders and the Board of Directors of Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2026, and the related statements of operations and cash flow for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

August 28, 2026

40

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Other Information

June 30, 2026 (Unaudited)

OTHER INFORMATION (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their year of birth and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Agustin Cabrer (1948)	Director since 2003.	President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.	17 Funds Consisting of 22 Portfolios	None
Carlos Nido (1964)	Director since 2007.	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 60, investing primarily in real estate, feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC, since 2015; member of the Board of Directors of Advent Morro Equity Partners since 2010 and B. Fernández & Hnos. Inc., since 2014. Member of the Board of Directors of the Puerto Rico Childrens’s Foundation since 2010.	19 Funds Consisting of 24 Portfolios	None

41

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Other Information

June 30, 2026 (Unaudited)

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
J. Gabriel Pagan Pedrero (1953)	Director since 2026.	Vice President of Insular Construction and Supply Company Inc. since 1984.	18 Funds Consisting of 23 Portfolios	None
Luis M. Pellot (1948)	Director since 2003.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	18 Funds Consisting of 23 Portfolios	None
Clotilde Perez (1951)	Director since 2009.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	17 Funds Consisting of 22 Portfolios	None
Jorge I. Vallejo (1954)	Director since 2026.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	17 Funds Consisting of 22 Portfolios	4 Funds Managed by Popular Asset Management
Carlos V. Ubiñas*** (1954)	Interested Director since 2003, Chairman of the Board of Directors since 2012 and President since 2015.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	14 Funds Consisting of 19 Portfolios	None
Liana Loyola (1961)	Secretary since 2014.	Attorney in private practice since 2009.	N/A	N/A

42

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Other Information

June 30, 2026 (Unaudited)

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Jose Grau (1963)	Treasurer since 2025.	Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.	N/A	N/A
Luz Colon (1974)	Chief Compliance Officer since 2013.	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	N/A	N/A
Heydi Cuadrado (1980)	Assistant Treasurer and Vice President since 2025.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A
Edward Ramos (1967)	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A
Maria Vilaro (1962)	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

*	Each Directors’ and Officers’ address is c/o UBS Puerto Rico Family of Funds, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

**

Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed; provided that, any Director that has reached eighty-five years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension.

***	Considered an “Interested Director” as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with the Fund’s Investment Adviser, or an affiliate thereof.

43

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Other Information

June 30, 2026 (Unaudited)

Shareholder Meeting for fiscal year ended June 30, 2021

The 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) originally convened on October 28, 2021, and was subsequently adjourned to November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, July 28, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, November 2, 2023, January 16, 2024, April 18, 2024, July 18, 2024, October 17, 2024, December 19, 2024, January 16, 2025, April 24, 2025, June 12, 2025, October 16, 2025, January 29, 2026, and May 21, 2026, to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2021 Annual Meeting. Quorum was not present when the 2021 Annual Meeting was reconvened on May 21, 2026. The 2021 Annual Meeting was concluded without the transaction of business and will not be further reconvened.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

44

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2026 (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of the Fund met on May 6, 2026 (the “Meeting”), to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory, or other developments (e.g.; liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s

45

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2026 (Unaudited)

operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2025 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

46

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2026 (Unaudited)

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors also reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2025. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2025, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end

47

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2026 (Unaudited)

fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

48

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.	Privacy Policy

June 30, 2026 (Unaudited)

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,
•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

49

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR AND CUSTODIAN

State Street Bank and Trust Co.

One Congress St.

Boston, MA 02114

TRANSFER AGENT

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West,

395 9TH Ave.

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Gabriel Pagán Pedrero

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

Jorge Vallejo

Director

José Grau

Treasurer

Heydi Cuadrado

Assistant Treasurer and Vice President

Edward Ramos

Vice President

María Vilaro

Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

•	Mutual Fund’s shares are not bank deposits or FDIC insured.
•	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

(b)  Not applicable.

Item 2. Code of Ethics.

(a)  Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)  No disclosures are required by this Item 2(b).

(c)  The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)  There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)  The Fund’s Board of Directors (the “Board”) has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee.

(a)(2)  Not applicable.

(a)(3)  The Board believes that the Audit Committee members collectively possess the experience and attributes necessary to oversee the Fund’s financial reporting, internal controls and audit process. The Board further believes that the current composition of the Audit Committee is sufficient for the scale and complexity of the Fund’s investments and operations.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended June 30, 2025, and June 30, 2026, were $73,357 and $73,357, respectively.

(b)  Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended June 30, 2025, and June 30, 2026, were $9,174 and $9,174, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended June 30, 2025, and June 30, 2026, were $10,412 and $10,725, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended June 30, 2025 and June 30, 2026, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)  The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended June 30, 2025. and June 30, 2026, were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2025, and June 30, 2026, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2)  Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2025 and June 30, 2026, other than those disclosed in (c) and (d) above, were $0 and $0, respectively.

(h)  The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) the authority to vote proxies for the Fund’s portfolio securities pursuant to the Investment Adviser’s Global Corporate Governance Philosophy and Proxy Voting Guidelines and Policy (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities for the exclusive benefit and in the best economic interests of Fund shareholders, that is, in a manner consistent with the objective of maximizing total return to Fund shareholders as investors in the securities being voted.

A Proxy Voting Committee comprised of representatives of the Investment Adviser and the Fund’s administrator shall oversee and administer the process of voting proxies and periodically review the Proxy Voting Guidelines. The Investment Adviser will seek guidance to vote proxies taking into consideration Fund shareholders’ best economic interests.

The Fund’s investment portfolio consists primarily of municipal bonds and other securities that do not issue proxies in the ordinary course. In the rare event that a municipal issuer were to issue a proxy, the Investment Adviser would vote such proxy in the best interest of the Fund, based on its Proxy Voting Guidelines, or vote the proxy with the consent, or based on the instruction of the Fund or its representatives.

To ensure that the Investment Adviser does not make a voting decision for its clients where a material conflict is present, the Investment Adviser may (i) seek voting instructions from the majority of Independent Directors of the Board, (ii) vote client shares in proportion to the votes cast by all other shareholders of the security for which the proxy solicitation was issued, if this option is available, (iii) retain another independent third party to make the voting decision, or (iv) take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the legal counsel to the Investment Adviser.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations where (i) the securities are no longer held; (ii) the proxy or other relevant materials were not received in sufficient time to conduct an appropriate analysis or to allow a vote to be cast by the voting deadline; or (iv) the Investment Adviser concludes that the cost of voting the proxy will exceed the potential benefit.

The Proxy Voting Committee, the Investment Adviser, or a service provider on behalf of the Investment Adviser oversees the administration of the voting and ensures that records are maintained in accordance with Rule 206(4)-6, reports are filed with the SEC on Form N-PX, and the results are provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following provides biographical information about Mses. Heydi Cuadrado and Gladys M. Lasaga as the Fund’s Portfolio Managers effective June 30, 2025, and who were primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2025.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

(a)(2)  The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2026:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Heydi Cuadrado	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.2 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Gladys Lasaga	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.2 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Managers manage other accounts with investment strategies similar to the Fund, including other investment companies. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among portfolio managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)  Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of a portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of a portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless a Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by a Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)  The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of June 30, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Heydi Cuadrado	None
Gladys Lasaga	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the 1934 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FIXED INCOME FUND III FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:  September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:  September 3, 2026

By:	/s/ José Grau
José Grau
Principal Financial Officer

Date:  September 3, 2026